UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                               ____________


                                 FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report: December 28, 2000


                              DYNEX CAPITAL, INC.
                (Exact Name of Registrant as Specified in Charter)


   Virginia                        1-9819                      52-1549373
(State or Other             (Commission File Number)          (IRS Employer
 Jurisdiction of                                            Identification No.)
 Incorporation)

    4551 Cox Road, Suite 300, Glen Allen, Virginia                23060
     (Address of Principal Executive Offices)                   (Zip Code)


                                  (804) 217-5800
                  (Registrant's telephone number, including area code)


                                        1


Item 5.       OTHER EVENTS.


     On December 22, 2000, the Company delivered a letter to California Investment Fund, LLC ("CIF") which declared that CIF was in breach of the terms of the merger agreement entered into by the parties on November 7, 2000. The breach is related to CIF's obligation to provide certain evidence of financing of the transaction in accordance with the terms of the merger agreement. In the letter, the Company also reserved its rights to terminate the merger agreement if CIF did not agree to and satisfy certain conditions relating to the obtaining of financing and other matters.

     Subsequently, CIF has executed the letter sent by the Company dated December 22nd. Under the terms of the countersigned December 22nd letter, CIF has agreed to deliver to the Company on or before January 25, 2001 (i) "written binding commitment(s)" or "definitive agreements" from one or more third parties sufficient to provide CIF with the financing necessary to consummate the transaction, and (ii) the written consent to the merger transaction, including the financing, by a sufficient number of the holders of the Company's senior unsecured notes due July 2002. Pursuant to the December 22nd letter, if CIF does not satisfy either of these additional obligations, the Company has reserved its right to terminate the merger agreement for the declared breach and/or for any breach of the additional obligations. Although CIF sent a letter to the Company dated December 26, 2000 indicating that it does not agree with the Company's declaration of a breach under the merger agreement, CIF nevertheless executed the December 22nd letter.

     The foregoing is qualified in its entirety by reference to the complete text of the letter dated December 22, 2000, which is filed as Exhibit 99.2 hereto.




Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Dynex Capital, Inc. Press Release, dated December 28, 2000.

99.2 Letter, dated December 22, 2000, executed by California Investment Fund, LLC, DCI Acquisition Corporation and Dynex Capital, Inc.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 28, 2000                   DYNEX CAPITAL, INC.


                                             By: /s/ Thomas H. Potts
                                                Thomas H. Potts
                                                President






                            EXHIBIT INDEX

Number        Description                                  Method of Filing

99.1          Dynex Capital, Inc. Press Release,           Filed herewith
              dated December 28, 2000.

99.2          Letter, dated December 22, 2000, executed    Filed herewith
              by California Investment Fund, LLC, DCI
              Acquisition Corporation and Dynex Capital, Inc.





                                                                Exhibit  99.1

[ Company Logo ]

                           PRESS RELEASE


FOR IMMEDIATE RELEASE                          CONTACT:   Kathy Fern
December 28, 2000                                         804-217-5800


                         DYNEX CAPITAL, INC.
                ANNOUNCES CALIFORNIA INVESTMENT FUND
                         EXECUTES LETTER


     Dynex Capital, Inc. (NYSE: DX) announced today that California Investment Fund, LLC ("CIF") has executed the letter sent by the Company dated December 22, 2000. As previously reported, the Company declared that CIF was in breach of its obligation to provide certain evidence of financing in accordance with the terms of the merger agreement entered into between the parties on November 7, 2000 and sent a letter to CIF to that effect on December 22nd. Under the terms of the countersigned December 22nd letter, CIF has now agreed to deliver to the Company on or before January 25, 2001 "written binding commitment(s)" or "definitive agreements" from one or more third parties sufficient to provide CIF with the financing necessary to consummate the transaction, as well as the written consent to the merger transaction, including the financing, by a sufficient number of the holders of the Company's senior unsecured notes due July 2002. Pursuant to the December 22nd letter agreement, if CIF does not satisfy either of these additional obligations, the Company has reserved its right to terminate the merger agreement for the declared breach and/or for any breach of the additional obligations. Although CIF sent a letter to the Company dated December 26, 2000 indicating that it does not agree with the Company's declaration of a breach under the merger agreement, CIF nevertheless executed the December 22nd letter.

     The Company also announced that, at CIF's request, the parties agreed that the revised date for the filing of the preliminary proxy materials with the Securities and Exchange Commission would be January 29, 2001. Shareholders are urged to read the proxy statement when it becomes available, and any other relevant documents filed with the SEC, because such documents will contain important information regarding the merger transaction.

     The merger is subject to financing, shareholder approval and other customary conditions and there can be no assurance at this time that the requirements or conditions set forth in the merger agreement will be satisfied and the merger completed.

     Dynex Capital, Inc. is a financial services company that elects to be treated as a real estate investment trust (REIT) for federal income tax purposes. Note: This document contains "forward-looking statements"(within the meaning of the Private Securities Litigation Act of 1995) that inherently involve risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of unforeseen external factors. As discussed in the Company's filings with the SEC, these factors may include, but are not limited to, changes in general economic conditions, disruptions in the capital markets, fluctuations in interest rates, increases in costs and other general competitive factors.
                                # # #


                                                                  Exhibit  99.2

[Company Logo ]
                                                Dynex Capital, Inc.
                                                4551 Cox Road, Suite 300
                                                Glen Allen, Virginia 23060
                                                804-217-5800
                                                Fax 804-217-5861



December 22, 2000


BY CERTIFIED MAIL, RETURN RECEIPT
REQUESTED & BY FACSIMILE: (619) 687-5010

Mr. Michael R. Kelly
Managing Member
California Investment Fund, LLC
DCI Acquisition Corporation
550 West C Street
10th Floor
San Diego, California 92101


     Re: Agreement and Plan of Merger dated as of November 7, 2000 by and among California Investment Fund, LLC, DCI Acquisition Corporation and Dynex Capital, Inc.

Dear Mr. Kelly:

     This is to notify you that California Investment Fund, LLC ("CIF") is in breach of its obligations under Section 5(e) of the captioned Agreement and Plan of Merger (the "Merger Agreement"), as the letter addressed to me from Fremont Investment & Loan dated December 19, 2000 is neither a "commitment" to provide financing nor is it from a financing source "capable of financing the transactions contemplated by" the Merger Agreement. Pursuant to Sections 7(a)(vii) and 7(c)(i) of the Merger Agreement, Dynex has the right to terminate the Merger Agreement and receive payment and delivery of the Escrow Amount. Dynex reserves its rights described above, but elects at this time to forbear from exercising such rights, provided that the enclosed duplicate original of this letter is executed and returned to the undersigned no later than 5pm Eastern time on Wednesday, December 27, 2000 and that CIF complies with its obligations under numbered paragraphs 2 and 3 below. If a countersigned original of this letter is not received by such time, or if CIF breaches any obligation under numbered paragraphs 2 or 3 below, Dynex shall thereupon terminate the Merger Agreement and make a claim under the Escrow Agreement for the Escrow Amount.

     Capitalized terms used but not otherwise defined in this letter shall have the meanings ascribed to such terms in the Merger Agreement.

     By your execution and return of this letter, you agree to the terms and conditions set forth below.

     1. At CIF's request, the SEC Mail Date shall be January 29, 2001. Dynex shall provide to CIF a revised draft preliminary merger proxy in substantially final form (excluding sections of the merger proxy meant to be drafted by CIF) on or before January 19, 2001. CIF shall provide to Dynex all its comments and insertions to the draft preliminary merger proxy electronically and via fax by 5:00PM Pacific time on January 26, 2001.

     2. On or before 5pm Eastern time on January 25, 2001, CIF shall provide to Dynex (a) written binding commitment(s) from a third party or parties committing to provide CIF and DCI with sufficient financing (debt and/or equity) to consummate the Merger according to the terms (and without any conditions other than those conditions customarily contained in such written binding
commitment(s)   by  such  third  party  or  third   parties)  of  such   written
commitment(s), or (b)definitive agreements for sufficient financing (debt and/or equity) to consummate the Merger.

     3. CIF shall have obtained and shall provide to Dynex, on or prior to 5pm Eastern time on January 25, 2001, the written consent by a sufficient number of the holders of the Target Senior Notes to permit all of the transactions contemplated by the Merger Agreement, including without limitation the financing thereof, to be consummated without breach of the Target Senior Note Indenture.

     4. To the extent any provision of this letter conflicts with or is inconsistent with any term or condition of the Merger Agreement, the Merger Agreement shall be deemed to have been amended in a manner consistent with the provisions hereof. Any breach by CIF of any obligation hereunder shall be deemed to be a breach by CIF of its obligations under numbered paragraph 2 and 3 above, and shall also revoke Dynex's forbearance described in the introductory paragraph hereof.

                                                     DYNEX CAPITAL, INC.



                                                     By: /s/ Thomas H. Potts
                                                         Thomas H. Potts,
                                                         President

AGREED AND ACCEPTED:

CALIFORNIA INVESTMENT FUND, LLC



By:   /s/ Michael R. Kelly
     Name:
     Title:

DCI ACQUISITION CORPORATION



By:  /s/ Michael R. Kelly
     Name:
     Title:

cc:  Stephen Fraidin, Esq.